UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

OncoVista Innovative Therapies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28347	33-0881303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14785 Omicron Drive, Suite 104, San Antonio, Texas	78245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 677-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

As previously reported, the Registrant completed a reverse merger (the “Merger”) on November 13, 2007, as a result of which a newly-formed wholly-owned subsidiary of the Registrant merged into OncoVista, Inc. (the “OncoVista-Sub”), with OncoVista-Sub surviving the Merger as a wholly-owned subsidiary of the Registrant.

At the time of the Merger, Stan J.H. Lee, CPA (“SJHL”) was the independent auditor of record for the Registrant.  OncoVista-Sub had engaged Berman & Company, P.A. (“Berman”) in connection with audits of certain financial information for the fiscal years ending December 31, 2005 and December 31, 2006. As a result of the Merger, on January 11, 2008, the Registrant engaged Berman as its independent auditors for its fiscal year ended December 31, 2007 to replace SJHL. The change in its auditors was recommended and approved by the board of directors of the Registrant since it does not have an audit committee.

The audit report of SJHL on the Registrant’s financial statements for the fiscal year ended December 31, 2006 and other audit reports during the two most recent fiscal years of the Registrant were qualified with respect to uncertainty as to the ability of Registrant to continue as a going concern. Such audit reports did not contain any other adverse opinion or disclaimer of opinion or qualification. During the two most recent fiscal years of the Registrant and the period from the end of the most recently completed fiscal year through January 11, 2008, there were no disagreements with SJHL or any other independent accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of SJHL, would have caused such entity to make reference to such disagreements in its reports. Further information about the Registrant and its auditors is found in historical reports publicly filed with the Securities and Exchange Commission (the “Commission”).

During the two most recent fiscal years of the Registrant and the period from the end of the most recently completed fiscal year through January 11, 2008, Berman did not provide the Registrant with advice regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

The Registrant has requested that SJHL furnish a letter addressed to the Commission and stating whether or not SJHL agrees with the statements in this Current Report on Form 8-K.  A copy of this letter will be filed under an amended filing to this Current Report on Form 8-K following receipt of the letter from SJHL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2008

OncoVista Innovative Therapies, Inc. By: /s/ Alexander L. Weis Name: Alexander L. Weis, Ph.D. Title: Chief Executive Officer